Exhibit 99.1

November 7, 2017 © 2017 by 3D Systems, Inc. All rights reserved. Launch Event

Forward - Looking Statements © 2017 by 3D Systems, Inc. All rights reserved. Certain statements made in this release that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements. Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward - looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

Vyomesh Joshi (VJ) President and Chief Executive Officer

ECOSYSTEM ENABLES WORKFLOW MAKING 3D PRODUCTION REAL Our Commitment REPEATABILITY PRODUCTIVITY DURABILITY TCO © 2017 by 3D Systems, Inc. All rights reserved. DIGITIZE DESIGN & SIMULATE MANUFACTURE INSPECT MANAGE

Total Market Opportunity © 2017 by 3D Systems, Inc. All rights reserved. Estimated to grow to $20B by 2020 • CEOs are under increased pressure to drive growth • Accelerated product development cycles • Keep costs down • Reduce turnaround times • Re - think how they manufacture goods • Manufacturing footprint Opportunity AEROSPACE AUTOMOTIVE CONSUMER GOODS HEALTHCARE DENTAL JEWELRY *Ernst & Young's Global 3D Printing Report 2016, 3DP Maturity Model *

Aerospace 1.5B TAM Automotive 3.9B TAM Healthcare 2.9B TAM Dental 0.5B TAM Durable Goods 3.5B TAM Service Bureau 3.6B TAM *Based on internal 3D Systems Estimates TAM reflects 2017 size of Market The Market TARGET VERTICALS 2017 Prototyping Workflows Production Workflows Rapid Prototyping Design Verification Functional Prototyping (10s to 1000s parts) Low Volume Production (10K to 25K parts) Med Vol Production (100K – Million+ parts) © 2017 by 3D Systems, Inc. All rights reserved.

Customer Journey

	STRATEGIC DIRECTION	ORGANIZATION & PROCESSES	TECHNOLOGY ENABLEMENT
4 Strategic applications across company	Embedded in company strategy C-level sponsorship	Embedded in relevant operational areas	Production locations Research centers
3 Application in "champion" departments	Clear direction of application	"Champion" departments First cross-functional teams	Own systems Established collaborations
2 Experimenting & testing	Invest, test and understand the technology	Test 3DP technology No structured process	Testing different technologies
1 No experience	Leadership has no or low awareness	Evaluation and consideration	First considerations of form of application

**Ernst & Young's Global 3D Printing Report 2016, 3DP Maturity Model*

© 2017 by 3D Systems, Inc. All rights reserved.

© 2017 by 3D Systems, Inc. All rights reserved. 3D Systems is uniquely positioned to address the entire manufacturing workflow, end - to - end .

Announcing The Next Generation of Additive Manufacturing

Next generation, modular, customizable, allowing scale from prototype to production with one material set Introducing Figure 4

Figure 4
TARGET VERTICALS



Prototyping Workflows
Production Workflows
Rapid Prototyping
Design Verification
Functional Prototyping
(10s to 1000s parts)
Low Volume Production
(10K to 25K parts)
Med Vol Production
(100K – Million+ parts)
Aerospace
1.5B TAM
Jigs & Fixtures
Casting Patterns
Automotive
3.9B TAM
Rapid & General Prototyping
Jigs & Fixtures
Low Vol Bridge Manufacturing & Production Parts
Direct Casting Patterns
Healthcare
2.9B TAM
Anatomical Models
Orthopedic Patient Specific Instrumentation
Hearing Aids
Standalone
Modular
Production

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4
TARGET VERTICALS



Prototyping Workflows
Production Workflows
Rapid Prototyping Design Verification
Functional Prototyping (10s to 1000s parts)
Low Volume Production (10K to 25K parts)
Med Vol Production (100K – Million+ parts)
Dental 0.5B TAM
11 NextDent Dental use cases
Figure 4 Dental
Production
Durable Goods 3.5B TAM
Concept Models
Direct Casting
Jewelry Casting
Lightweight Covers
Rapid Tooling
Service Bureau 3.6B TAM
Rapid Prototyping
RTV/Urethane
Molding
Rapid Tooling
Lightweight Covers
Concept Models
Standalone
Modular

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4

Dental Market

Materials
NextDent

Revolutionizes traditional dental processes through high levels of productivity, durability, repeatability, and TCO.

Dental Labs | 100,000 Worldwide | 8,000 US



$313.00
$797.20
$196.30
$173.80
$3.7B
TAM
2021
$250.40
$728.00
$277.70
$631.00



Workflow
3Shape
3D Scanners
3D Connect

Hardware
Figure 4 Dental

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4 Materials © 2017 by 3D Systems, Inc. All rights reserved. • Functional production parts • Launching 15 industrial and dental materials • Use - case based custom materials • 30 - years experience in developing materials Innovation to create functional production parts at breakthrough total cost of operation Same materials work across all models Cartridges Material Delivery Materials 1 Liter 55 gallon 5 gallon Small Pump Hand Pour Industrial Pump

Figure 4

Modular Scalable Production Platform

- 1st Modular, scalable, production platform
- 1st Functional, production parts, ~25K price point
- 1st Post processing – inline, integrated and fully automated
- 1st Up to 10X lower part cost and TCO
- Up to 15X faster throughput
- Connected platform powered by 3D Sprint and 3D Connect

Design Verification → Functional Prototyping → Bridge Manufacturing → 1MM+ Production Runs



Materials
1 Liter
5 gallon
55 gallon
Cartridges
Hand Pour
Small Pump
Industrial Pump
Material Delivery
Print Engines
Imaging
Standard Tray
Large Format
Print Trays
Standard Plate
Non-perforated
Print Plates
Linear Robot
6-Axis Robot
Automation

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4 Products © 2017 by 3D Systems, Inc. All rights reserved. FACTORY SOLUTIONS STANDALONE SOLUTIONS Integrated Modules | Connected | Full Automation | Process Control Independent Printers | Affordable | Ease of Use | Adaptable First purchase Subsequent additions - up to 24 per control box Figure 4 Production OEMS with High Volume Production Applications Customizable 1MM+ parts/year Inline post processing Figure 4 Modular Service Providers Medium OEMs Flexible configuration Low volume production Scales with demand Figure 4 Standalone Small Design Shops | OEMs Smaller Service Providers Affordable Functional prototypes Ideal in emerging geographies Figure 4 Dental Dental Labs Small & Large 10+ Dental use cases Up to 10X lower part cost Up to 5X faster

Customers Grow with Us


Price
$500K +
$40K
$25K
$5K
CUSTOMER SCALE UP
STANDALONE SOLUTIONS
Figure 4 Standalone
Flexibility | Affordability | Adaptability | Manual
Figure 4 Dental
10+ Dental Use Cases | Labs
Figure 4 Modular
Scalability | Productivity
Part Cost | Printing Automation
Figure 4 Production
Factory Solution | Scalability
Productivity | Part Cost
Automated Inline Post Processing
FACTORY SOLUTIONS
Performance
Prototyping
Design Verification
Prototyping Functional
500 – 3K Parts
Low Volume
Production
1K – 100K+ Parts
Med Volume
Production
1MM+ Parts

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4

Standalone Wins vs. Carbon

Wins on Materials - TCO - Productivity - Initial Investment



Figure 4 : Industrial + Dental
15
Carbon
7
Materials
Figure 4
< $25K
Carbon
$120K+
Initial Purchase Price
Figure 4
15-21% Lower
Carbon
TCO & Part Cost
Figure 4
20-40% Faster
Carbon
Productivity

Provides customer choice to ramp-up based on volume



Design Verification
Functional Prototype
Low Volume Production
1MM+ Production

Figure 4 vs. Carbon

Functional parts under $25K | Scalable platform | Inline post processing | Broader use cases

© 2017 by 3D Systems, Inc. All rights reserved.

Figure 4

Modular Wins vs. HP

Wins on Materials - TCO - Productivity - Initial Investment



Figure 4 Platform
15
HP
2
Materials
Figure 4
15% Lower
HP
TCO & Part Cost
Figure 4
$49K
HP
200K+
Initial Purchase Price
Figure 4
Yes
HP
No
Scalable with Demand

Figure 4 provides customer choice to ramp-up based on volume

Design Verification



Functional Prototype



Low Volume Production



Figure 4 Modular vs. HP MFJ

Functional parts under $50K | Scalable Platform | Ramps to Factory Production | Inline post processing

© 2017 by 3D Systems, Inc. All rights reserved.

Phil Schultz SVP, General Manager, On Demand Solutions and Plastics

Introducing MJP Engineering - Grade Materials

New MJP Materials & Capabilities VisiJet ® M2G - CL (Armor) Engineering material with excellent impact strength in a rigid ABS - like plastic Engineering material with superior durability and flexibility in a semi - rigid PP - like plastic VisiJet ® M2R - GRY High contrast material w/ improved visibility of fine detail VisiJet ® M2G - DU ( ProFlex ) VisiJet ® M2R - CL/WT and CR - CL/WT Class VI capable materials ideal for medical applications © 2017 by 3D Systems, Inc. All rights reserved.

Introducing FabPro ™ 1000

DLP Desktop Is one of the fastest growing categories in Additive © 2017 by 3D Systems, Inc. All rights reserved. 193 1,110 4,704 9,661 15,100 22,650 31,710 41,223 49,468 54,414 1,684 1,687 2,974 2,885 3,275 4,080 5,036 6,142 7,725 10,480 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 DLP PROFESSIONAL UNITS UNDER $10K Under $5K $5K-$10K 2017 - 2020 PROJECTED CAGR = ~32% Source: Context Data

FabPro™ 1000

An affordable, industrial desktop 3D printer solution
Seeds the market for Figure 4 adoption in the future

Small Job Shops | Design Shops
R&D departments | Engineers |
Jewelry Artisans & Fabricators
Emerging Geographies

ALL NEW

FabPro™ 1000
at $4990


FabPro 1000
3D SYSTEMS

Materials

FUNCTIONAL PROTOTYPING
TOUGH | ELASTOMER
SURGICAL GUIDE | CASTABLE
PROPRIETARY | PARTNERSHIPS

Sp 3D Sprint™

© 2017 by 3D Systems, Inc. All rights reserved.

Functional Materials © 2017 by 3D Systems, Inc. All rights reserved. • Functional parts for 5K investment • Directly leverage Figure 4 Development • Material Design Center leadership • Launching a range of Materials • Use case specific, functional materials • Fast, Tough, and Castable cover majority of use cases • Materials portfolio will continue to expand post - launch

Customers Grow with Us



Price
$500K +
$40K
$25K
$5K
CUSTOMER SCALE UP
STANDALONE SOLUTIONS
Figure 4 Standalone
Flexibility | Affordability | Adaptability | Manual
FabPro
Figure 4 Modular
Scalability | Productivity
Part Cost | Printing Automation
Figure 4 Production
Factory Solution | Scalability
Productivity | Part Cost
Automated Inline Post Processing
FACTORY SOLUTIONS
Performance
Prototyping
Design Verification
Prototyping Functional
500 – 3K Parts
Low Volume
Production
1K – 100K+ Parts
Med Volume
Production
1MM+ Parts

© 2017 by 3D Systems, Inc. All rights reserved.

Introducing ProX SLS 6100 For Small and Large Functional Parts

SLS
From Prototyping to Full Production



Price
$700K +
$400K
$200K
$100K
sPro 230
Factory Solution | Turbine-sized builds
True Production| Functional Parts
sPro 140
Large Build Area| Wide Range of Materials
Functional Testing | Small-Scale Manufacturing
STANDALONE SOLUTIONS
sPro 60
Open Material Use | Affordable | Reliable | Repeatable Production
ProX SLS 6100
Automatic Material Handling| Low Part Cost | Smaller Footprint | Versatile
Co 3D Connect™ Service
Co 3D Connect™ Manage
Performance
Functional Prototyping
Bridge Manufacturing
Production

© 2017 by 3D Systems, Inc. All rights reserved.

Broad Range of Production Materials © 2017 by 3D Systems, Inc. All rights reserved. Overall Value Proposition • Durable Nylon • Broad set of 11 materials • Faster custom application development by Material Design Center with 30 years of proven R&D expertise • Repeatability Maximizes Small - scale Manufacturing • Optimized recycle rates lower part cost • Biocompatible materials for medical use • FDA approved material for food - safe storage and handling Glass - Filled Nylon Mineral - Filled Nylon Nylon 12 Customer Proven Materials

New SLS Materials & Capabilities



DuraForm® FR 1200

Flame retardant ideal for aerospace and durable good applications compliant with federal aviation regulation 25.853 - compartment interiors



DuraForm® AF+

Aluminum filled to yield a metallic finish ideal for consumer products and automotive applications



DuraForm® EX Black

High impact resistant nylon 11 ideal for consumer products and automotive applications excellent wear properties

© 2017 by 3D Systems, Inc. All rights reserved.

ProX SLS 6100 vs. HP MJF 4200 • Higher material count • Larger build volume: more parts for every build • 6 Industrial Materials vs. 1 from HP • Large size printer format available • 5 hour dyeing of parts not required • Superior dimensional accuracy across small and large parts • Superior part surface finish • 3D Sprint provides enhanced capabilities • 3D Connect provides full connectivity • FDA certified food safe • FAR certified for Aerospace 6100 4200 1 6 ProX SLS 6100 Wins vs. HP © 2017 by 3D Systems, Inc. All rights reserved. Materials Acquisition Cost 6100 4200 $250K 6 1 0 0 4200 5 hours Post - Processing Connected 6100 4200 Yes No 3DS HP ALL NEW 0 hours $200K 6100

Kevin McAlea EVP, General Manager, Metals and Healthcare

Introducing Precision Metals Platforms

DMP 8500 Factory Solution

TARGET VERTICALS



Development Workflows
Production Workflows
R & D
Low Volume Production
(1 to 100 parts*)
Med Vol Production
(100 – 20,000 parts*)
Aerospace
444MM
TAM
Brackets, nozzles, RF Filters, heat exchangers
Healthcare
550MM
TAM
Orthopedic implants
Customized implants
Surgical Instruments
Industrial
330MM
TAM
Machinery components, gas burners, heat exchangers
Automotive
187MM
TAM
Exhausts, manifolds, heat exchangers
Standalone
Factory

* dependent on part size

© 2017 by 3D Systems, Inc. All rights reserved.

Precision Metal Printing Solutions © 2017 by 3D Systems, Inc. All rights reserved. FACTORY SOLUTIONS STANDALONE SOLUTIONS Scalable| High Level of Automation| Fully integrated modules Independent Printers | For R&D and Part Production DMP 8500 Factory Solution OEMs Large part contractors Medium volume production Largest part diameter in the industry Repeatable quality, high productivity, low TCO DMP 320 Healthcare | Aerospace Industrial/contractors Robust printer Repeatable Quality Low TCO DMP 100 and 200 Education Dental Finest Detail Best surfaces Entry level DMP

Customers Grow with Us


Price
$1MM +
$600K
$350K
$200K
CUSTOMER SCALE UP
ProX DMP 320
ProX DMP 200
ProX DMP 100
Flexibility | Affordability
Adaptability | Manual
STANDALONE SOLUTIONS
Dental Use Cases | Labs
ProX DMP100, 200 Dental
DMP 8500
FACTORY SOLUTIONS
Factory Solution | Scalability
Productivity | Part Cost
Automated Inline Post Processing
Performance
Prototyping Functional
Low Volume Production
1K – 100K+ Parts
Med Volume Production
1MM+ Parts

© 2017 by 3D Systems, Inc. All rights reserved.

DMP 8500

Scalable Factory Solutions

ALL NEW

- Modular, configurable, scalable factory setup
- 1st With 500x500x500 mm largest diameter in the industry
- 1st Seamless large parts
- Uniform, repeatable quality
- Low TCO and low per part cost
- High Productivity

OEMs and large part contractors looking for:

Uniform repeatability, part quality
Affordable part cost/TCO
Scalability, including managing peaks
Service and Support, including application guidance
Process monitoring and traceability
Factory 4.0 – data-flow/logging/monitoring


3DXpert
Transport module with Removable Print Module (RPM)
Printer Module
Powder Management Unit (PMU) with Depowdering Module
Parking Module
Broad choice in LaserForm materials with extensively developed parameters
SOFTWARE
HARDWARE MODULES
MATERIALS

© 2017 by 3D Systems, Inc. All rights reserved.

Expanding Our Suite of Workflow Software

3D Systems Software Strategy 1 From p hysical to d igital 2 Build on strategic p artnerships 3 Enable c ustomers to get maximum results from their 3D systems printer © 2017 by 3D Systems, Inc. All rights reserved.

3D Systems Software for Workflow


DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE
Geomagic for Solidworks, Wrap
Geomagic Design X
Geomagic Freeform
Cimatron
GibbsCAM
3DXpert
3D Sprint
Geomagic Control X
3D Connect
Subtractive
Additive

© 2017 by 3D Systems, Inc. All rights reserved.

Professional Services Implementing Additive Manufacturing © 2017 by 3D Systems, Inc. All rights reserved. SUPPORT • Build the business case: Additive Manufacturing primer and advanced consultation • Specific 3D printing application consulting • Optimize Total Cost of Operation • 3D Connect Services • Promise uptime and deliver preventative measures • Production assurance SUPPORT CONSULT IMPLEMENT • Optimize parts design • Assess and streamline manufacturing workflows • Facility review and certification support

Cloud - Based Services © 2017 by 3D Systems, Inc. All rights reserved. Fleet Monitoring • Enables customers to see the status of their printer in real time • Enables email and text alerts with their build or printer • Creates analytics on up time, usage, consumable use, health of the lasers/print heads etc. Remote Diagnostic Tools • Creates the ability for service to see what the problem is prior to going on site • Automatically creates a service ticket • Enable the ability to have the right spare parts ordered and on site prior to the tech arriving ALL NEW ALL NEW

Customer Engagement Model © 2017 by 3D Systems, Inc. All rights reserved. Product Lifecycle Design Prototype Pilot Runs Production Runs Customer Use Cases Materials Hardware & Software Technology Pre - Sales Application Engineering Propose Solution Uptime Based on Predictive Support

Herbert Koeck SVP and General Manager, Go to Market

Go To Market

Customer needs – > different sales motions Customer needs – > different sales motions Route 1: Standalone solutions • Sales cycles (<6 months) • Prototyping environments • Customer in early stages of AM • Limited utilization • Testing environments • Regional (local) • Customer making purchase Route 2: Factory solutions • Mid - to long - term (6 - 18 months) • A solution sale - Services, printers, materials, software, application and certification knowledge • Seller must have deep understanding of industry and customer use case – Healthcare, Aerospace, Dental … • High degree of automation needs • Backup and over - demand services part of the offering • 24x7 operations • International needs (across countries, departments) © 2017 by 3D Systems, Inc. All rights reserved.

Route 1: Standalone solutions • Balance between direct sales and resellers, depending on product • Ability in financing the deal • Ability to support the customer • Ability to buy and maintain demo units • Application knowhow • Channel partners add value in certain geographies, certain language skills Route 2: Factory solutions • Mainly direct supplier – customer relationship • Skills and capabilities to design solution for customers • Infrastructure needed to demonstrate and proof concepts • Customer Innovation Centers • Certified production centers • Application know - how around solutions, services, certifications and how to operate systems • Ability to offer backup and over - demand services (On Demand Manufacturing) • Service delivery across continents (Customer operating multiple sites) Customer needs – > different sales motions Route to markets based on customer needs © 2017 by 3D Systems, Inc. All rights reserved.

Q&A

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